================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                  July 16, 2002
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                     0-25721                 41-1802364
------------------------     ------------------------    -------------------
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)


                     1300 Nicollet Mall, Suite 5003
                          Minneapolis, Minnesota                55403
                  ---------------------------------------     ----------
                  (Address of Principal Executive Offices)    (Zip Code)


                        Telephone Number: (612) 288-2382
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



================================================================================

Item 5.      Other Events.

     On July 16, 2002, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

     On July 17, 2002, the company announced that it expects its total company restaurant level cash flow for fiscal 2002 to increase slightly from fiscal 2001. For the second half of fiscal 2002, the company expects that its product cost will increase slightly from the second quarter of fiscal 2002 but will remain below the levels of fiscal 2001. The company also expects its operating income for the third and fourth quarters of fiscal 2002 to increase over the same periods in fiscal 2001.

     Some of the information contained in this report is forward-looking and, therefore, involves uncertainties or risks that could cause actual results to differ materially. Such forward-looking statements include the expected total company restaurant level cash flow for fiscal 2002, and the expected product cost and operating income for the second half of fiscal 2002. The actual total company restaurant level cash flow for fiscal 2002 could be higher or lower due to increases or decreases in revenues, expenses, and other income. The actual product cost for the second half of fiscal 2002 could be higher or lower due to increases or decreases in food costs and distribution prices. The actual operating income for the third and fourth quarters of fiscal 2002 could be higher or lower due to changes in revenue caused by general economic conditions and increases or decreases in product and labor costs and other expenses. These and other factors are discussed in more detail in the company's Annual Report on form 10-K for the fiscal year ended December 30, 2001, and other reports previously filed with the SEC. The company disclaims any obligation to update forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2002

                                        BUCA, INC.
                                        (Registrant)

                                        By /s/ Greg A. Gadel
                                          --------------------------------------
                                          Greg A. Gadel
                                          Executive Vice President, Chief
                                          Financial Officer, Treasurer and
                                          Secretary